================================================================================

                                MEEHAN FOCUS FUND


                               SEMI-ANNUAL REPORT


                                 APRIL 30, 2001


o o o o o o o o o o o o o o o o o o o o o o o o o o o o o o o o o o o o o o o o

This report is for the information of the shareholders of Meehan Focus fund. Its use in connection with any offering of the Fund's shares is authorized only in a case of concurrent or prior delivery of the Fund's current prospectus. Investors should refer to the accompanying prospectus for description of risk factors associated with investments in securities held by the Fund.

o o o o o o o o o o o o o o o o o o o o o o o o o o o o o o o o o o o o o o o o

                                Meehan Focus Fund
                      A Series of Meehan Mutual Funds, Inc.
                            1900 M Street, Suite 600
                              Washington, DC 20036
                                 (202) 530-3350

                                  June 9, 2001

Dear Fellow Shareholders:

     The Meehan Focus Fund continues to produce positive returns in a volatile market in which most major indexes have sustained significant losses. Over the past year through April 30, 2001, our Fund is up 6.67% , and the S&P 500 is down 12.97% and the NASDAQ is down an astonishing 45.01%. The table below shows the Fund's performance with that of the two indexes over the same period.

---------------------------------------------------------------------------------------
                          Past Year             Six Months          Annualized Return
                         May 1, 2000--      November 1, 2000--       From inception--
                        April 30, 2001        April 30, 2001        December 10, 1999--
                                                                      April 30, 2001
---------------------------------------------------------------------------------------
Meehan Focus Fund            6.67%                  4.19%                  5.92%
---------------------------------------------------------------------------------------
S&P 500                    (12.97%)               (12.07%)                (7.19%)
---------------------------------------------------------------------------------------
NASDAQ                     (45.01%)               (37.10%)               (31.70%)
---------------------------------------------------------------------------------------

     As of today the Fund's Net Asset Value (NAV) is $13.24, which means the Fund has continued to go up since April 30, 2001. Consistent with the Fund's goal of long-term capital appreciation, our focus is on purchasing stock in quality companies at reasonable prices which we intend to hold for the long term. However, we carefully monitor the stock we own, and we occasionally sell a stock either because its prospects have diminished or because its price has increased to a point where it is overpriced. We redeploy the funds from those sales into stocks that we believe are undervalued.

June 9, 2001
Page 2

     In recent months, we have added some technology stocks to our portfolio because the tech stock implosion (which certainly was appropriate for many dot.coms with no profits) dragged down the prices of technology companies with real earnings selling at low multiples. For example, the Fund purchased stock of Vishnay Intertechnology, which is the largest U.S. manufacturer of passive electronic components. Vishnay is a profitable company with a diversified product line and a broad customer base which includes many major U.S. and European companies. More importantly, we were able to purchase Vishnay at an average price of $20.70 per share (down from a 52-week high of $55.62). Our price was approximately seven times its past and projected future earnings. We expect that purchasing an established technology company with real earnings at a depressed price will produce long-term growth of capital for our Fund.

     Portfolio Review
     ----------------

     The Fund's Schedule of Investments, which is attached, identifies the stocks we held and their market value as of April 30, 2001. Our Fund held 32 positions and over 90% of the Fund's assets were invested in twenty-five stocks. Our top ten holdings which represented more than 48% of the Fund were as follows:

     Company                                            % of Fund
     -------                                            ---------

     1.   Berkshire Hathway                                  8.67
     2.   Progressive Corp.                                  6.93
     3.   Goodyear Tire                                      5.66
     4.   MONY, Inc.                                         4.53
     5.   Catellus Dev. Corp.                                4.03
     6.   Vishnay Intertechnology                            3.81
     7.   Hubbel B                                           3.74
     8.   Fleetwood Enterprises, Inc.                        3.67
     9.   Cendant                                            3.61
     10.  Burlington Northern Railroad Co.                   3.49

June 9, 2001
Page 3

     Nine of our top ten holdings show gains since we purchased them with Fleetwood Enterprises being the sole exception. Fleetwood is a leader in the recreational vehicle and the manufactured home businesses, and both businesses are severely depressed. We believe that these industries will return to profitability and that Fleetwood should prosper again. Although nine of our top ten holdings had gains, the Fund has losses in other holdings, such as USG and Boston Scientific. We regularly re-evaluate these companies in deciding whether to continue to hold them in the Fund. In our Annual Report, we discussed Catellus, MONY and Freddie Mac. Since then we sold our position in Freddie Mac at a significant profit because we believed that it was fully priced and that there were stocks with greater appreciation potential. On the other hand, we have added to our position in MONY when its price retreated to the mid-$30s since we believe MONY will appreciate more and will be an excellent long-term hold for the Fund.

     Brief Discussion of Three of Our Larger Holdings
     ------------------------------------------------

                   BERKSHIRE HATHAWAY - PROGRESSIVE - CENDANT

     Two of these stocks--Berkshire and Progressive--were among the stocks we purchased on the Fund's first day of operations, and we have continued to add to these positions. Below we show the average purchase price per share, the market price as of April 30, 2001, and the percentage increase in the price of these shares since their purchase. As the chart shows, a few of our largest holdings have generated substantial gains for the Fund,

June 9, 2001
Page 4

which is one of the reasons we are a "focused fund," since this allows us to take larger positions in stocks we believe have stronger prospects for long-term capital appreciation.

-------------------------------------------------------------------------------------------
                               Average Cost per    April 30, 2001          Percent Increase
                               Share               Market Price per Share
-------------------------------------------------------------------------------------------
Berkshire Hathaway B             $1,819.73             $2,275.00               25.0%
-------------------------------------------------------------------------------------------
Progressive Corp.                   $65.69               $116.80               77.8%
-------------------------------------------------------------------------------------------
Cendant                             $10.76                $17.74               64.9%
-------------------------------------------------------------------------------------------

     Berkshire Hathaway, managed by Warren Buffett, continues to be the Fund's largest holding, and I again attended the Berkshire shareholder's meeting in Omaha on April 28, 2001. At the shareholder's meeting, Mr. Buffett spent many hours discussing his investment approach and explaining why investors should invest in companies with earnings, strong franchises, opportunities for growth, and quality management that treats shareholders fairly. Berkshire is a diversified conglomerate with major holdings in insurance, aviation related businesses, furniture and jewelry stores, and many other businesses. During the past year, the prospects for the insurance businesses have improved considerably, and Berkshire has acquired outright a number of successful companies in a variety of businesses. We believe that the intrinsic value of Berkshire is much higher than its stock market valuation and that our investment in Berkshire will become even more profitable.

     Progressive Corp. has been the Fund's most successful long-term holding. Progressive is a well managed auto insurance company whose share price plummeted in the cyclical turndown in the auto insurance business in late 1999 and early 2000. The Fund purchased all of its shares in Progressive in our first four months of operation, and, at one point, our shares were deep underwater. However, we believed Progressive's problems were

June 9, 2001
Page 5

industry wide and short term and that Progressive's experienced management would lead the company to long-term success. Our belief has been confirmed as Progressive is now showing an underwriting profit and continues to manage its business successfully. Our shares have gained over 77% since we purchased them, and we believe Progressive will continue to do well over the next decade.

     Cendant was not one of the Fund's original stocks. We first purchased Cendant in September 2000, and we have added to our position since then on a regular basis. This stock was selling at $39.62 in 1998, and its price was crushed as a result of serious financial wrongdoing by the managers of a company that Cendant acquired. The financial wrongdoing was highly publicized and cost Cendant over $2 billion to settle claims against it. However, current Cendant management was not involved in the wrongdoing, and they have resolved these issues. In addition, management has focused the company on its current businesses, which include consumer and business services within the real estate and travel sectors, including the Avis car rental business. We have learned that the time to purchase stock in a company is often after its price has been overly depressed because of highly-publicized problems that may not have a long-term effect on the core businesses of the company. In our view, that is what happened to Cendant's stock price. Cendant's stock has recovered significantly this year, and we expect Cendant's stock and businesses will continue to perform well in the future.

June 9, 2001
Page 6

     Conclusion
     ----------

     We appreciate your confidence in our management of the Fund, and we look forward to continued growth and success in our future. We regularly post our net asset value on our website (meehanfocusfund.com), and you can access it at your convenience. In addition, we now have a new toll-free number -- 866-250-8254. Please call this number if you have any questions about the status of your investment in the Fund. Also enclosed is the Fund's Privacy Notice which is designed to protect your financial privacy.

                                        Sincerely yours,

                                        Thomas P. Meehan
                                        President and Portfolio Manager

MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
                                                        NUMBER        MARKET
                                                      OF SHARES        VALUE
                                                      ---------        -----
COMMON STOCK -- 97.01%
AEROSPACE -- 3.37%
Goodrich, (B. F.), Co.                                  10,100     $    397,940
                                                                   ------------

BUILDING -- 8.62%
Fleetwood Enterprises, Inc.                             33,500          433,490
M/I Schottenstein Homes, Inc.                           10,000          388,500
USG Corp.                                               17,950          195,116
                                                                   ------------
                                                                      1,017,106
                                                                   ------------

COMPUTER HARDWARE & ELECTRONIC EQUIPMENT -- 13.47%
Hubbell, Inc.                                           16,000          441,920
Intel Corp.                                              3,600          111,276
Micros Systems, Inc.                                    16,000          342,720
Vishay Intertechnology, Inc.                            18,000          449,100
Sybase, Inc.*                                           15,512          244,314
                                                                   ------------
                                                                      1,589,330
                                                                   ------------

COMMERCIAL SERVICES -- 3.61%
Cendant Corp.*                                          24,000          425,760
                                                                   ------------

CONSULTING -- 2.23%
American Management Systems, Inc.*                      12,500          263,125
                                                                   ------------

CONTAINERS -- 2.11%
Smurfit-Stone Container Corp.*                          17,000          249,050
                                                                   ------------

DIVERSIFIED CONGLOMERATES -- 11.89%
Berkshire Hathaway, Inc. Cl B*                             450        1,023,750
Illinois Tool Works, Inc.                                5,000          316,900
Tenneco, Inc.                                           20,800           62,400
                                                                   ------------
                                                                      1,403,050
                                                                   ------------

FINANCIAL SERVICES -- 1.08%
American Express Co.                                     3,000          127,320
                                                                   ------------

FOREST & PAPER PRODUCTS -- 3.32%
International Paper Co.                                 10,000          391,800
                                                                   ------------

HOTELS -- 2.06%
Hilton Hotels Corp.                                     22,000          243,100
                                                                   ------------

INSURANCE -- 11.46%
MONY Group, Inc.                                        15,200          534,432
Progressive Corp.                                        7,000          817,600
                                                                   ------------
                                                                      1,352,032
                                                                   ------------

MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 2001 (UNAUDITED)  (CONTINUED)
--------------------------------------------------------------------------------
                                                        NUMBER        MARKET
                                                      OF SHARES        VALUE
                                                      ---------        -----

MACHINERY, GENERAL INDUSTRIAL -- 2.70%
Black & Decker Corp.                                     8,000     $    318,880
                                                                   ------------

MEDIA -- 2.98%
AT&T - Liberty Media Corp.*                             22,000          352,000
                                                                   ------------

MEDICAL PRODUCTS -- 2.55%
Boston Scientific Corp.*                                18,950          300,926
                                                                   ------------

OFFICE EQUIPMENT -- 1.79%
Office Depot, Inc.                                      22,200          210,900
                                                                   ------------

REAL ESTATE -- 5.94%
Catellus Development Corp.*                             29,300          476,125
Trizec Hahn Corp.                                       14,500          224,750
                                                                   ------------
                                                                        700,875
                                                                   ------------

RETAIL -- 1.55%
Toys R Us, Inc.*                                         7,400          183,520
                                                                   ------------

RUBBER -- 5.66%
Goodyear Tire & Rubber Co.                              27,000          667,710
                                                                   ------------

TELECOMMUNICATIONS -- 7.14%
Adaptec, Inc.*                                          35,000          393,400
Telefonaktiebolaget LM Ericsson                         22,000          141,460
Verizon Communications                                   5,600          308,392
                                                                   ------------
                                                                        843,252
                                                                   ------------

TRANSPORTATION -- 3.48%
Burlington Northern Railroad Co.                        14,000          411,600
                                                                   ------------


TOTAL COMMON STOCK (COST $10,660,903)                                11,449,276
                                                                   ------------

MISCELLANEOUS ASSETS -- 3.07%
Evergreen Money Market Trust CL Y (Cost $362,440)      362,440          362,440
                                                                   ------------



TOTAL INVESTMENTS (COST $11,023,343) -- 100.08%                      11,811,716
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.08)%                         (9,708)
                                                                   ------------
NET ASSETS -- 100.00%                                              $ 11,802,008
                                                                   ============

* Non-income producing investment.

                        See notes to financial statements

MEEHAN FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
      Investments, at market (identified cost
         $11,023,343) (note 1)                                     $ 11,811,716
      Receivables:
           Dividends and interest                                         3,874
                                                                   ------------
                Total assets                                         11,815,590
                                                                   ------------

LIABILITIES:
      Payables:
           Due to Advisor (Note 4)                                       13,582
                                                                   ------------
                Total liabilities                                        13,582
                                                                   ------------

NET ASSETS                                                         $ 11,802,008
                                                                   ============

NET ASSETS CONSIST OF:
      Common stock (100,000,000 shares of $.0001 par value
         authorized, 913,744 shares outstanding) (note 2)          $         91
      Additional capital paid-in                                     10,972,476
      Undistributed net investment loss                                 (13,749)
      Accumulated net realized gain on investments                       54,817
      Net unrealized appreciation on investments                        788,373
                                                                   ------------

Net Assets, for 913,744 shares outstanding                         $ 11,802,008
                                                                   ============

Net Asset Value, offering and redemption price per share           $      12.92
                                                                   ============

                       See notes to financial statements.

MEEHAN FOCUS FUND
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED APRIL 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
      Interest                                                      $      3,099
      Dividends                                                           77,450
                                                                    ------------
           Total investment income                                        80,549
                                                                    ------------

EXPENSES:
      Investment advisory fees (note 4)                                   51,438
      Service fees (note 4)                                               25,719
                                                                    ------------
           Total expenses                                                 77,157
                                                                    ------------

      Net investment income                                                3,392
                                                                    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
      Net realized gain on investments                                    55,183
      Net change in unrealized appreciation on investments               410,349
                                                                    ------------
                                                                         465,532
                                                                    ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $    468,924
                                                                    ============

                       See notes to financial statements.

MEEHAN FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------

                                                                Period Ended
                                                               April 30, 2001    Period Ended
                                                                (Unaudited)    October 31, 2000*
                                                                ------------     ------------
INCREASE IN NET ASSETS
Operations:
     Net investment income                                      $      3,392     $     41,621
     Net realized gain (loss) on investments                          55,183             (366)
     Net change in unrealized appreciation on investments            410,349          378,024
                                                                ------------     ------------
Net increase in net assets resulting from operations                 468,924          419,279
                                                                ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                           (58,104)            (658)
                                                                ------------     ------------

Increase in net assets from Fund share transactions (note 2)       1,425,748        9,446,819
                                                                ------------     ------------

Increase in net assets                                             1,836,568        9,865,440

NET ASSETS:
     Beginning of period                                           9,965,440          100,000
                                                                ------------     ------------
     End of period (including acumulated net investment
         income of $0 and 40,963, respectively)                 $ 11,802,008     $  9,965,440
                                                                ============     ============

*    The Meehan Focus Fund commenced operations on December 10, 1999.

                       See notes to financial statements.

MEEHAN FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per Share Data (For a Share Outstanding Throughout the Period)


                                            FOR THE SIX MONTHS
                                                  ENDED          FOR THE YEAR
                                              APRIL 30, 2001         ENDED
                                               (UNAUDITED)     OCTOBER 31, 2000*
                                                ----------        ----------
NET ASSET VALUE, BEGINNING OF PERIOD            $    12.47        $    12.00
                                                ----------        ----------

INVESTMENT OPERATIONS:
     Net investment income                            0.06              0.06
     Net realized and unrealized gain on
        investments                                   0.46              0.42
                                                ----------        ----------
          Total from investment operations            0.52              0.48
                                                ----------        ----------

Distributions:
     From net investment income                      (0.07)            (0.01)
                                                ----------        ----------
          Total distributions                        (0.07)            (0.01)
                                                ----------        ----------

NET ASSET VALUE, END OF PERIOD                  $    12.92        $    12.47
                                                ==========        ==========

TOTAL RETURN                                         4.19%             3.97%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of period (in 000's)       $   11,802        $    9,965
     Ratio of expenses to average net assets         1.50%1            1.50%1
     Ratio of net investment income
       to average net assets                         0.07%1            0.62%1
     Portfolio turnover rate                        32.24%            20.57%


1 Annualized
* The Meehan Focus Fund commenced operations on December 10, 1999.

                       See notes to financial statements.

MEEHAN FOCUS FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
APRIL 30, 2001 (UNAUDITED)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Meehan Mutual Funds, Inc. (the "Company") is incorporated under the laws of the state of Maryland and consists solely of the Meehan Focus Fund (the "Fund"). The Company is registered as a no-load, open-end management investment company of the series type under the Investment Company Act of 1940 (the "1940 Act"). The Fund's investment objective is long-term growth of capital. The Fund commenced operations on December 10, 1999.

     The costs incurred in connection with the organization, initial registration and public offering of shares have been paid by Edgemoor Capital Management, Inc. (the "Advisor"). Accordingly, no organization costs have been recorded by the Fund.

     The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation--Common stocks and other equity-type securities listed on a securities exchange are valued at the last quoted sales price on the day of the valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the investment advisor under the supervision of the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

b) Federal Income Taxes--No provision for federal income taxes has been made since the Fund has complied to date with the provision of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

c) Distributions to Shareholders--Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles.

d) Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and

MEEHAN FOCUS FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
APRIL 30, 2001 (UNAUDITED)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES-(CONTINUED)

liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Other--Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

2.   CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Fund for the period ended April 30, 2001 were as follows:

                                               SHARES         AMOUNT
     Sold ..............................        109,827     $ 1,369,503
     Reinvestments .....................          4,505          56,942
                                            -----------     -----------
     Redeemed ..........................            (58)           (697)
                                            -----------     -----------

     Net Increase ......................        114,274     $ 1,425,748
                                            ===========     ===========

     Transactions in shares of the Fund for the period ended October 31, 2000 were as follows:

                                               SHARES         AMOUNT
     Sold ..............................        791,084     $ 9,446,161
     Reinvestments .....................             53             658
                                            -----------     -----------

     Net Increase ......................        791,137     $ 9,446,819
                                            ===========     ===========

3.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the period ended April 30, 2001, were as follows:

     Purchases.........................         4,397,675

     Sales ............................         3,372,082

MEEHAN FOCUS FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
APRIL 30, 2001 (UNAUDITED)

3.   INVESTMENT TRANSACTIONS- (CONTINUED)

     At April 30, 2001, unrealized appreciation of investments for tax purposes was as follows:

     Appreciation ............................      $ 1,605,261
     Depreciation ............................         (816,888)
                                                    -----------

     Net appreciation on investments .........      $   788,373
                                                    ===========

     At April 30, 2001, the cost of investments for federal income tax purposes was $11,023,343.

4.   ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

     The Fund has entered into an Advisory Agreement with Edgemoor Capital Management, Inc. (the "Advisor") to provide investment management services to the Fund. Pursuant to the Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 1.00% as applied to the Fund's average daily net assets. For the period ended April 30, 2001, the Advisor received fees of $51,438.

     The Fund has entered into an Operating Services Agreement (the "Servicing Agreement") with the Advisor to provide or arrange for day-to-day operational services to the Fund. Pursuant to the Servicing Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.50% as applied to the Fund's average daily net assets. For the period ended April 30, 2001 the advisor received fees of $25,719.

     The Fund and the Advisor have entered into an Investment Company Services Agreement (the "ICSA") with Declaration Service Company to provide day-to-day operational services to the Fund including, but not limited to, accounting, administrative, transfer agent, dividend disbursing, registrar and recordkeeping services.

     The effect of the Advisory Agreement and the Servicing Agreement is to place a "cap" on the Fund's normal operating expenses at 1.50%. The only other expenses incurred by the Fund are distribution fees, if any, brokerage fees, taxes, if any, legal fees relating to Fund litigation, and other extraordinary expenses.

MEEHAN FOCUS FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
APRIL 30, 2001 (UNAUDITED)

4.   ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS(CONTINUED)

     The Fund and the Advisor have entered into a Distribution Agreement with Declaration Distributors, Inc. to provide distribution services to the Fund. Declaration Distributors, Inc. serves as the principal underwriter of the Fund.

     The Fund has adopted a Plan of Distribution under which it may finance activities primarily intended to sell shares. The Plan has not been implemented and the Fund has no intention of implementing the Plan during the period through December 31, 2001.

     One of the directors and officers of the Fund is a director and officer of the Advisor.